United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2009

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ]

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2009, MGE Energy, Inc. (the Company) issued a press release announcing its fourth-quarter 2008 earnings. The Company is furnishing a copy of that press release as Exhibit 99.1 to this report.

This combined Form 8-K is being furnished separately by the Company and Madison Gas and Electric Company. Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. Neither registrant makes any representation as to information relating to the other registrant.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired:

Not applicable.

(b)

Pro forma financial information:

Not applicable.

(c)

Shell company transactions:

Not applicable.

(d)

Exhibit(s):

Exhibit No. 99.1. Press release of MGE Energy, Inc., issued on February 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrant)

Date: February 26, 2009	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President, Chief Financial Officer, Secretary and Treasurer

MGE Energy, Inc.

Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated February 26, 2009

Exhibit No. 99.1. Press release of MGE Energy, Inc., issued on February 26, 2009.

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